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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 26, 2004



                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-50516                 13-4104684
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
    of Incorporation)               File Numbers)           Identification No.)


             3 Times Square, 12th Floor
                    New York, NY                                10036
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      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On May 26, 2004, Eyetech Pharmaceuticals, Inc. announced a secondary offering of selling stockholders. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2004               EYETECH PHARMACEUTICALS, INC.


                                 By:    /s/ Glenn P. Sblendorio
                                        ---------------------------------
                                 Name:  Glenn P. Sblendorio
                                 Title: Senior Vice President, Finance and
                                        Chief Financial Officer
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                                  EXHIBIT INDEX

      Exhibit No.    Description
      -----------    -----------
         99.1        Press release dated May 26, 2004 announcing a secondary
                     offering of selling stockholders.